MERRILL LYNCH
GLOBAL BOND
FUND


For Investment and
Retirement







FUND LOGO







Annual Report

December 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011





Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION


Bar graph depicting Type of Issues* as a percentage of net assets as of December 31, 1995

US Government & Agency Obligations          0.06%
Financial Services                          4.03%
Commercial Paper                            4.24%
Foreign Government & Agency Obligations     5.80%
Sovereign Government Obligations           83.84%

Pie graph depicting Geographic Diversification* as a percentage of net assets as of December 31, 1995

United States                              12.18%
Australia                                   4.36%
Japan                                       4.88%
Spain                                      14.26%
Denmark                                     4.75%
United Kingdom                              5.12%
Italy                                      11.93%
Canada                                      9.11%
Germany                                     8.77%
Sweden                                      6.27%
New Zealand                                 1.22%
France                                     15.12%



Bar Graph depicting Maturity of Investments* as a percentage of net assets as of December 31, 1995

5 yrs-10 yrs                                  36%
10yrs+                                        17%
0-6 months                                     7%
6 months--5 yrs                               38%


[FN]
*Percent of net assets may not equal 100%.





DEAR SHAREHOLDER


World growth continues to slow and inflation remains subdued, although the US economy remains the most resilient, owing largely to the substantial interest rate declines seen this year. The 4.2% annualized increase in US third quarter gross domestic product, while overstating the economy's underlying strength, suggests the fourth quarter began at an above-trend pace. However, a decline in October industrial production and retail sales without a rebound in November brought this notion into question. Recent retail sales have been disappointing, while the extended period of lower mortgage rates seems to have relieved much of the demand backlog for housing.

European growth continues to disappoint as demand has remained weak with interest rate-sensitive spending not yet responding to this year's decline in interest rates. German economic weakness clearly can be seen in the drop in third quarter capacity utilization, the sharp drop in fourth quarter industrial production and waning business and consumer confidence. The Bundesbank has lowered interest rates over 100 basis points (1.00%) in 1995, with its latest reduction in December, but the continued softness suggests more needs to be done. Meanwhile, France announced a very tough fiscal reform package coupled with an immediate sharp hike in taxes, ensuring growth will stay soft. The risks of a sharp inventory correction in the United Kingdom have risen, posing a dilemma for policymakers following the United Kingdom's relatively tight November budget. Italy shows clear signs of slowing but interest rate declines are unlikely while inflation stays high and political stability remains uncertain as Prime Minister Dini's resignation at year-end 1995 could lead to elections over the next few months. The "no" vote on Quebec separatism has lifted a major cloud over the Canadian market, while in Australia inflation drifts upward, albeit against a slowdown in economic activity.


Investment Outlook & Portfolio Strategy
During the fourth quarter of 1995, ten-year bond yields continued to fall, further extending the 1995 bull market. For the year 1995, the US, Canadian and Australian dollar and European blocs were the best-performing bond sectors, easily outdistancing Japan. During the December quarter ten-year US yields dropped toward 5.5% from 6.18% at September 30, 1995 as activity data remained soft and inflationary pressures remained subdued. Expectations for a constructive budget deal have faded but have not been dashed. With the background of a poor holiday selling season and a weather-induced weak start to the new year, a positive tone to the US market is likely to persist over the very near term. European activity remains below trend, which along with continued low inflation has allowed many countries to lower interest rates.

Early in the December quarter, we chose to significantly raise the Fund's European exposure, emphasizing the higher-yielding securities while simultaneously extending the Fund's average maturity, reflecting not only better value in Europe but our belief that a positive bond environment and steady dollar would allow for European outperformance. Specifically, the Fund closed the year at 66% of net assets in Europe, 27% in the dollar bloc (9% in the United States) and 5% in Japan, with an average portfolio maturity of 9.4 years as compared to 6.6 years on September 30, 1995.

The medium-term outlook for global bond prices remains positive given sluggish world activity, falling inflation and/or inflationary expectations and expanding liquidity. However, since these positive factors are recognized globally there is little value to insulate prices from adverse news regarding any of the aforementioned factors. Value continues to be the best in Europe, and with budget concerns in the United States we remain comfortable with our current European emphasis. Our preference within the dollar bloc remains with Canada, then New Zealand and Australia, while we continue to underweight Japan given growing signs the economy has passed the worst of its recession.

From a currency perspective, the dollar is likely to remain within a broad range given the easier policy stances of the Bank of Japan and the Bundesbank, while set against a background of what appears to be much slower fourth quarter growth relative to the third quarter in the United States. The performance of the European economies over the next year will be critical in determining the continued adherence to the current monetary union timetable. Failure to maintain the present timetable could cause undue volatility within European markets.

Fiscal Year in Review
Merrill Lynch Global Bond Fund's Class A, Class B, Class C and Class D Shares registered solid +13.4%, 12.5%, 12.4% and 13.1% total returns, respectively, for the fiscal year ended December 31, 1995 as the bond debacle of 1994 reversed course. The rally in the global markets largely occurred because inflation failed to rise to the levels priced into bond yields as 1994 came to a close. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4--7 of this report to shareholders.)

The Fund underperformed its benchmark for the fiscal year ended December 31, 1995 largely because of its defensive average portfolio maturity and its overweighted dollar exposure entering the year. This posture reflected our belief that solid growth in the United States would continue in the first half of the year as would the dollar rally which had begun in October 1994. The first major event impacting the Fund was the Mexican peso devaluation in late December 1994. This cast an extremely negative light on all high-deficit countries, thereby causing massive "safe haven" capital flows from the high-yielding European countries into the Deutschemark and Swiss Franc. The dollar also depreciated sharply versus the yen following suggestions by senior US officials that a stronger yen may be the most desired way to correct the US-Japan trade imbalance. As 1995 progressed, it became clearer to investors the world economy was slowing, inflation was unlikely to rise significantly and central banks were biased to lower interest rates if needed. Accordingly, we adjusted our investment posture which allowed us to outperform our benchmark over the second half of 1995.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Robert J. Parish)
Robert J. Parish
Vice President and Portfolio Manager



February 2, 1996




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                               12 Month  3 Month
                                               12/31/95  9/30/95   12/31/94    % Change  % Change
Class A Shares*                                  $9.54     $9.19     $8.96      + 6.47%    +3.81%
Class B Shares*                                   9.54      9.20      8.96      + 6.47     +3.70
Class C Shares*                                   9.54      9.19      8.96      + 6.47     +3.81
Class D Shares*                                   9.54      9.20      8.96      + 6.47     +3.70
Class A Shares--Total Return*                                                   +13.39(1)  +5.46(2)
Class B Shares--Total Return*                                                   +12.52(3)  +5.23(4)
Class C Shares--Total Return*                                                   +12.44(5)  +5.32(6)
Class D Shares--Total Return*                                                   +13.11(7)  +5.38(8)
Class A Shares--Standardized 30-day Yield         6.06%
Class B Shares--Standardized 30-day Yield         5.53%
Class C Shares--Standardized 30-day Yield         5.46%
Class D Shares--Standardized 30-day Yield         5.82%


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.585 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.169 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.514 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.149 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.507 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.147 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.562 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.163 per share ordinary income dividends.

Total Return Based on a $10,000 Investment--Class A and Class B Shares


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:


                                     10/25/88**       12/95

ML Global Bond Fund++--
Class A Shares*                       $ 9,600        $18,592

JP Morgan Global Government
Bond Index++++                        $10,000        $19,600



A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:


                                      8/29/86**       12/95

ML Global Bond Fund++--
Class B Shares*                       $10,000        $23,697

JP Morgan Global
Government Bond Index++++             $10,000        $22,370

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Global Bond Fund invests in a global portfolio of debt instruments denominated in various currencies and multinational currency units.
++++This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States.

Past performance is not predictive of future performance.





Average Annual Total Return--Class A and Class B Shares


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +13.39%         +8.85%
Five Years Ended 12/31/95                 + 8.75          +7.86
Inception (10/25/88)
through 12/31/95                          + 9.63          +9.01

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +12.52%         +8.52%
Five Years Ended 12/31/95                 + 7.92          +7.92
Inception (8/29/86)
through 12/31/95                          + 9.67          +9.67

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Total Return Based on a $10,000 Investment--Class C and Class D Shares


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:


                                      10/21/94**      12/95

Ml Global Bond Fund++--
Class C Shares*                       $10,000        $11,049

ML Global Bond Fund++--
Class D Shares*                       $ 9,600        $10,682

JP Morgan Global Government
Bond Index++++                        $10,000        $11,809

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Global Bond Fund invests in a global portfolio of debt instruments denominated in various currencies and multinational currency units.
++++This unmanaged Index is comprised of government bonds in the 13 largest bond markets, includng the United States.

Past performance is not predictive of future performance.




Average Annual Total Return--Class C and Class D Shares

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/95                       +12.44%        +11.44%
Inception (10/21/94)
through 12/31/95                          + 8.71         + 8.71

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +13.11%         +8.58%
Inception (10/21/94)
through 12/31/95                          + 9.36          +5.68

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Performance Summary--Class A Shares

                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed   Dividends Paid*    % Change**
10/25/88--12/31/88                 $10.22      $10.24          --          $0.251          + 2.66%
1989                                10.24        9.77          --           1.131          + 7.27
1990                                 9.77        9.93          --           1.266          +15.64
1991                                 9.93       10.38          --           1.045          +16.00
1992                                10.38        9.79        $0.096         1.276          + 7.83
1993                                 9.79       10.03         0.020         0.998          +13.21
1994                                10.03        8.96          --           0.546          - 5.29
1995                                 8.96        9.54          --           0.585          +13.39
                                                             ------        ------
                                                       Total $0.116  Total $7.098

                                                   Cumulative total return as of 12/31/95: +93.66%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

PERFORMANCE DATA (concluded)



Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*   % Change**
8/29/86--12/31/86                  $10.00      $10.16          --          $0.194          + 3.93%
1987                                10.16       10.68        $0.382         1.303          +22.82
1988                                10.68       10.24          --           0.817          + 3.82
1989                                10.24        9.77          --           1.057          + 6.45
1990                                 9.77        9.93          --           1.191          +14.76
1991                                 9.93       10.39          --           0.969          +15.23
1992                                10.39        9.79         0.096         1.197          + 6.91
1993                                 9.79       10.03         0.020         0.921          +12.36
1994                                10.03        8.96          --           0.475          - 6.01
1995                                 8.96        9.54          --           0.514          +12.52
                                                             ------        ------
                                                       Total $0.498  Total $8.638

                                                  Cumulative total return as of 12/31/95: +136.97%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value      Capital Gains
Period Covered                   Beginning      Ending     Distributed   Dividends Paid*   % Change**
10/21/94--12/31/94                  $9.21       $8.96          --           $0.091          - 1.73%
1995                                 8.96        9.54          --            0.507          +12.44
                                                                            ------
                                                                      Total $0.598

                                                    Cumulative total return as of 12/31/95: +10.49%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed   Dividends Paid*     % Change**
10/21/94--12/31/94                  $9.21       $8.96        --             $0.101          - 1.62%
1995                                 8.96        9.54        --              0.562          +13.11
                                                                            ------
                                                                      Total $0.663

                                                    Cumulative total return as of 12/31/95: +11.27%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                           Face                                             Interest    Maturity         Value     Percent of
                          Amount         Long-Term Obligations                Rate        Date         (Note 1a)   Net Assets

Australia
Sovereign       A$       39,250,000   Australian Government Bond             7.50%      7/15/2005     $ 27,907,940     4.36%
Government
Obligations

                                      Total Investments in Australia (Cost--$27,889,135)                27,907,940     4.36


Canada

Sovereign       C$       71,250,000   Canadian Government Bond               8.75      12/01/2005       58,360,973     9.11
Government
Obligations

                                      Total Investments in Canada (Cost--$57,171,531)                   58,360,973     9.11


Denmark

Sovereign       Dkr      48,000,000   Denmark Government Bond                6.00      12/10/1999        8,729,713     1.36
Government              135,000,000   Denmark Government Bond                7.00      11/10/2024       21,695,472     3.39
Obligations

                                      Total Investments in Denmark (Cost--$29,838,454)                  30,425,185     4.75


France

Sovereign       Frf      64,000,000   French Government BTAN                 7.25       8/12/1997       13,512,245     2.11
Government              207,000,000   French Government BTAN                 5.75       3/12/1998       43,005,458     6.71
Obligations             105,000,000   French Government BTAN                 7.75       4/12/2000       23,027,407     3.60
                        690,000,000   French Oat STRIPS**                    7.99 (b)   4/25/2023       17,322,642     2.70

                                      Total Investments in France (Cost--$95,248,606)                   96,867,752    15.12


Germany

Sovereign       DM       16,500,000   Deutschland Republic                   7.25      10/21/2002       12,568,355     1.96
Government               67,000,000   Deutschland Republic                   6.25       1/04/2024       43,597,974     6.81
Obligations

                                      Total Investments in Germany (Cost--$55,190,121)                  56,166,329     8.77


Italy

Sovereign       Lit  64,000,000,000   Buoni Poliennali Del Tesoro (Italian
Government                            Government Bonds)                     10.50      11/01/2000       40,701,578     6.35
Obligations          21,500,000,000   Buoni Poliennali Del Tesoro (Italian
                                      Government Bonds)                     10.50       4/01/2005       13,476,498     2.11
                     35,000,000,000   Government of Italy                   10.50       4/01/2000       22,249,842     3.47

                                      Total Investments in Italy (Cost--$73,351,885)                    76,427,918    11.93

SCHEDULE OF INVESTMENTS (continued)
                           Face                                             Interest    Maturity         Value     Percent of
                          Amount         Long-Term Obligations                Rate        Date         (Note 1a)   Net Assets
Japan

Financial       YEN   1,160,000,000   World Bank                             4.50 %     3/20/2003    $  12,507,865     1.95%
Services


Sovereign             1,560,000,000   Japanese Government Bond               4.10      12/22/2003       16,290,093     2.55
Government              225,000,000   Japanese Government Bond               4.60       9/20/2004        2,435,204     0.38
Obligations

                                      Total Investments in Japan (Cost--$34,432,424)                    31,233,162     4.88


New Zealand

Sovereign       NZ$      12,400,000   New Zealand Government Bond            6.50       2/15/2000        7,844,025     1.22
Government
Obligations

                                      Total Investments in New Zealand (Cost--$7,897,116)                7,844,025     1.22


Spain

Sovereign       Pta   6,900,000,000   Government of Spain                    9.90      10/31/1998       57,897,402     9.04
Government            4,000,000,000   Government of Spain                   10.00       2/28/2005       33,454,845     5.22
Obligations

                                      Total Investments in Spain (Cost--$90,126,163)                    91,352,247    14.26


Sweden

Sovereign        Skr    157,000,000   Government of Sweden                  11.00       1/21/1999       25,460,292     3.97
Government               88,500,000   Government of Sweden                  10.25       5/05/2003       14,716,392     2.30
Obligations

                                      Total Investments in Sweden (Cost--$39,080,045)                   40,176,684     6.27


United Kingdom

Sovereign        Pound   14,600,000   United Kingdom Gilt                    9.75       8/27/2002       25,749,834     4.02
Government       Sterling 4,200,000   United Kingdom Gilt                    8.50       7/16/2007        7,042,820     1.10
Obligations

                                      Total Investments in the United Kingdom (Cost--$32,282,943)       32,792,654     5.12


United States

Financial         US$    13,500,000   Associates Corp. of North America
Services                              Financial Services                     6.00      12/01/2002       13,340,160     2.08

Foreign                  20,000,000   Republic of Italy                      6.875     9/27/2023        19,531,000     3.05
Government
& Agency
Obligations

                                      Total Investments in the United States (Cost--$32,669,250)        32,871,160     5.13

                                      Total Investments in Long-Term Obligations
                                      (Cost--$575,177,673)                                             582,426,029    90.92



SCHEDULE OF INVESTMENTS (concluded)
                           Face                                             Interest    Maturity         Value     Percent of
                          Amount         Long-Term Obligations                Rate        Date         (Note 1a)   Net Assets

United States (concluded)
Commercial        US$    27,198,000   National Australia Funding
Paper*                                (Delaware) Inc.                        5.73 %     1/04/1996    $  27,189,342     4.24%

                                      Total Investments in Commercial Paper (Cost--$27,189,342)         27,189,342     4.24


Foreign                  28,000,000   New Zealand Treasury Bill              8.34       6/19/1996       17,599,617     2.75
Government
Obligations*

                                      Total Investments in Foreign Government
                                      Obligations (Cost-- $17,576,765)                                  17,599,617     2.75


US Government               400,000   United States Treasury Bills (a)       5.045      3/28/1996          395,205     0.06
Obligations*

                                      Total Investments in US Government Obligations
                                      (Cost--$395,131)                                                     395,205     0.06

                                      Total Investments in Short-Term Obligations
                                      (Cost--$45,161,238)                                               45,184,164     7.05


Total Investments (Cost--$620,338,911)                                                                 627,610,193    97.97

Unrealized Depreciation on Forward Foreign Exchange Contracts***                                        (2,464,002)   (0.38)

Variation Margin on Future Contracts++                                                                     (30,447)   (0.01)

Other Assets Less Liabilities                                                                           15,514,744     2.42
                                                                                                      ------------   -------
Net Assets                                                                                            $640,630,488   100.00%
                                                                                                      ============   =======




(a)Security held as collateral in connection with open financial futures contracts.
(b)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  *Commercial Paper and certain Foreign and US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 **STRIPS--Separate Trading of Registered Interest and Principal of
   Securities.
***Forward foreign exchange contracts as of December 31, 1995 were as follows:

                                                      Unrealized
                                                     Appreciation
                                 Expiration         (Depreciation)
   Foreign Currency Purchased       Date              (Note 1b)

   Dkr          116,981,667      January 1996        $   110,872

   Total (US$ Commitment--$20,994,556)                   110,872
                                                     -----------

   Foreign Currency Sold

   Dkr         222,692,000       January 1996           (410,892)
   DM          189,283,898       January 1996           (724,226)
   Frf         345,445,730       January 1996         (1,234,085)
   Pound        19,600,000       January 1996          (325,674)
   Sterling
   Lit      32,320,499,200       January 1996           (215,735)
   YEN       4,977,320,000       January 1996            335,738

   Total (US$ Commitment--$339,531,046)               (2,574,874)
                                                     -----------

   Total Unrealized Depreciation on Forward
   Foreign Exchange Contracts--Net                   $(2,464,002)
                                                     ===========


 ++Financial futures contracts sold as of December 31, 1995 were as follows:


   Number of                          Expiration        Value
   Contracts    Issue     Exchange       Date         (Note 1a)

     110     Italian BTP    LIFFE     March 1996     $14,990,536

   (Total Contract Price--$14,724,328)               $14,990,536
                                                     ===========


   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1995
Assets:             Investments, at value (identified cost--$620,338,911) (Note 1a)                       $  627,610,193
                    Cash                                                                                              56
                    Foreign cash (Note 1c)                                                                     2,621,469
                    Receivables:
                      Securities sold                                                     $  86,245,637
                      Interest                                                               17,983,799
                      Beneficial interest sold                                                  389,945
                      Forward foreign exchange contracts (Note 1b)                               78,985      104,698,366
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1f)                                          73,956
                                                                                                           -------------
                    Total assets                                                                             735,004,040
                                                                                                           -------------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts
                    (Notes 1b)                                                                                 2,464,002
                    Payables:
                      Securities purchased                                                   87,222,751
                      Beneficial interest redeemed                                            1,793,567
                      Dividends to shareholders (Note 1g)                                     1,750,293
                      Distributor (Note 2)                                                      364,296
                      Investment adviser (Note 2)                                               337,632
                      Variation margin (Note 1b)                                                 30,447       91,498,986
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       410,564
                                                                                                           -------------
                    Total liabilities                                                                         94,373,552
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 640,630,488
                                                                                                           =============

Net Assets          Class A Shares of beneficial interest, $0.10 par value, unlimited number
Consist of:         of shares authorized                                                                   $     897,729
                    Class B Shares of beneficial interest, $0.10 par value, unlimited number
                    of shares authorized                                                                       5,670,603
                    Class C Shares of beneficial interest, $0.10 par value, unlimited number
                    of shares authorized                                                                          88,797
                    Class D Shares of beneficial interest, $0.10 par value, unlimited number
                    of shares authorized                                                                          59,388
                    Paid-in capital in excess of par                                                         667,319,939
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                      (37,887,426)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          4,481,458
                                                                                                           -------------
                    Net assets                                                                             $ 640,630,488
                                                                                                           =============

Net Asset Value:    Class A--Based on net assets of $85,610,463 and 8,977,290 shares
                             of beneficial interest outstanding                                            $        9.54
                                                                                                           =============
                    Class B--Based on net assets of $540,886,555 and 56,706,027 shares
                             of beneficial interest outstanding                                            $        9.54
                                                                                                           =============
                    Class C--Based on net assets of $8,468,384 and 887,974 shares
                             of beneficial interest outstanding                                            $        9.54
                                                                                                           =============
                    Class D--Based on net assets of $5,665,086 and 593,879 shares
                             of beneficial interest outstanding                                            $        9.54
                                                                                                           =============


                    See Notes to Financial Statements.

Statement of Operations fo the Year Ended December 31, 1995
Investment Income   Interest and discount earned (net of $384,142 foreign
(Notes 1d & 1e):    withholding tax)                                                                       $  53,423,990

Expenses:           Account maintenance and distribution fees--Class B (Note 2)           $   4,768,772
                    Investment advisory fees (Note 2)                                         4,455,344
                    Transfer agent fees--Class B (Note 2)                                     1,038,312
                    Custodian fees                                                              277,384
                    Printing and shareholder reports                                            185,607
                    Accounting services (Note 2)                                                160,161
                    Professional fees                                                           132,489
                    Transfer agent fees--Class A (Note 2)                                       129,600
                    Registration fees (Note 1f)                                                  77,110
                    Account maintenance and distribution fees--Class C (Note 2)                  66,780
                    Trustees' fees and expenses                                                  39,334
                    Transfer agent fees--Class C (Note 2)                                        15,670
                    Account maintenance fees--Class D (Note 2)                                    9,868
                    Transfer agent fees--Class D (Note 2)                                         5,329
                    Other                                                                        58,386
                                                                                          -------------
                    Total expenses                                                                            11,420,146
                                                                                                           -------------
                    Investment income--net                                                                    42,003,844
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       30,362,462
(Loss) on             Foreign currency transactions--net                                    (11,652,844)      18,709,618
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       21,540,662
(Notes 1b, 1c,        Foreign currency transactions--net                                      3,629,237       25,169,899
1e & 3):                                                                                  -------------    -------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             43,879,517
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $  85,883,361
                                                                                                           =============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Changes in Net Assets
                                                                                         For the Year Ended December 31,
Increase (Decrease) in Net Assets:                                                             1995            1994
Operations:         Investment income--net                                                $  42,003,844    $  46,679,221
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        18,709,618      (88,234,663)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   25,169,899      (16,633,511)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from operations          85,883,361      (58,188,953)
                                                                                          -------------    -------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (3,973,225)      (2,646,477)
Shareholders          Class B                                                               (23,553,473)     (17,852,973)
(Note 1f):            Class C                                                                  (302,479)          (7,735)
                      Class D                                                                  (159,774)          (4,087)
                    Return of capital--net:
                      Class A                                                                (1,989,511)      (3,059,329)
                      Class B                                                               (11,793,918)     (20,638,053)
                      Class C                                                                  (151,461)          (8,942)
                      Class D                                                                   (80,003)          (4,725)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (317,003)
                      Class B                                                                        --       (2,138,481)
                      Class C                                                                        --             (926)
                      Class D                                                                        --             (490)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (42,003,844)     (46,679,221)
                                                                                          -------------    -------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                  (200,436,449)    (103,334,766)
Transactions                                                                              -------------    -------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (156,556,932)    (208,202,940)
                    Beginning of year                                                       797,187,420    1,005,390,360
                                                                                          -------------    -------------
                    End of year                                                           $ 640,630,488    $ 797,187,420
                                                                                          =============    =============

                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                   Class A
                                                                              For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                             1995        1994      1993        1992       1991
Per Share           Net asset value, beginning of year            $    8.96  $   10.03  $    9.79  $   10.38   $    9.93
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .59        .55        .70        .77         .95
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   .58      (1.07)       .56        .01         .55
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   1.17       (.52)      1.26        .78        1.50
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.39)      (.24)      (.67)     (1.14)      (1.05)
                      Realized gain on investments--net                  --         --       (.30)      (.23)         --
                      Return of capital--net                           (.20)      (.28)        --         --          --
                      In excess of realized gain on
                      investments--net                                   --       (.03)      (.05)        --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.59)      (.55)     (1.02)     (1.37)      (1.05)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $    9.54  $    8.96  $   10.03  $    9.79   $   10.38
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               13.39%    (5.29%)     13.21%      7.83%      16.00%
Return:*                                                          =========  =========  =========  =========   =========


Ratios to Average   Expenses                                           .86%       .84%       .82%       .84%        .99%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.31%      5.84%      6.44%     12.24%       8.02%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $  85,610  $  90,823  $ 108,241  $  61,131   $  21,211
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              512.75%    405.00%    419.99%    235.11%      67.76%
                                                                  =========  =========  =========  =========   =========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                   Class B
                                                                              For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                             1995        1994      1993        1992       1991
Per Share           Net asset value, beginning of year            $    8.96  $   10.03  $    9.79  $   10.39   $    9.93
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .51        .47        .60        .70         .85
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   .58      (1.07)       .58       (.01)        .58
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   1.09       (.60)      1.18        .69        1.43
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.34)      (.20)      (.59)     (1.06)       (.97)
                      Realized gain on investments--net                  --         --       (.30)      (.23)         --
                      Return of capital--net                           (.17)      (.24)        --         --          --
                      In excess of realized gain on
                      investments--net                                   --       (.03)      (.05)        --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.51)      (.47)      (.94)     (1.29)       (.97)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $    9.54  $    8.96  $   10.03  $    9.79   $   10.39
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               12.52%     (6.01%)    12.36%      6.91%      15.23%
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses, excluding account
Net Assets:         maintenance and distribution fees                  .89%       .86%       .83%       .86%       1.02%
                                                                  =========  =========  =========  =========   =========
                    Expenses                                          1.64%      1.61%      1.58%      1.61%       1.77%
                                                                  =========  =========  =========  =========   =========
                    Investment income--net                            5.56%      5.06%      5.72%     11.67%       7.76%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 540,887  $ 700,995  $ 897,150  $ 637,834   $ 380,749
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              512.75%    405.00%    419.99%    235.11%      67.76%
                                                                  =========  =========  =========  =========   =========

                   *Total investment returns exclude the effect of sales loads.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                  Class C               Class D
                                                                                       For the                 For the
                                                                           For the     Period      For the     Period
The following per share data and ratios have been derived                    Year     Oct. 21,       Year      Oct. 21,
from information provided in the financial statements.                      Ended     1994++ to     Ended     1994++ to
                                                                           Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Increase (Decrease) in Net Asset Value:                                      1995        1994       1995         1994
Per Share           Net asset value, beginning of period                  $    8.96   $    9.21   $    8.96    $    9.21
Operating                                                                 ---------   ---------   ---------    ---------
Performance:        Investment income--net                                      .51         .09         .56          .10
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                      .58        (.25)        .58         (.25)
                                                                          ---------   ---------   ---------    ---------
                    Total from investment operations                           1.09        (.16)       1.14         (.15)
                                                                          ---------   ---------   ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                                   (.34)       (.03)       (.37)        (.04)
                      Return of capital--net                                   (.17)       (.05)       (.19)        (.05)
                      In excess of realized gain on investments--net             --        (.01)         --         (.01)
                                                                          ---------   ---------   ---------    ---------
                    Total dividends and distributions                          (.51)       (.09)       (.56)        (.10)
                                                                          ---------   ---------   ---------    ---------
                    Net asset value, end of period                        $    9.54   $    8.96   $    9.54    $    8.96
                                                                          =========   =========   =========    =========

Total Investment    Based on net asset value per share                       12.44%      (1.73%)+++  13.11%       (1.62%)+++
Return:**                                                                 =========   =========   =========    =========

Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees                                          .91%        .89%*       .86%         .87%*
                                                                          =========   =========   =========    =========
                    Expenses                                                  1.71%       1.69%*      1.11%        1.12%*
                                                                          =========   =========   =========    =========
                    Investment income--net                                    5.44%       5.20%*      6.07%        5.81%*
                                                                          =========   =========   =========    =========

Supplemental        Net assets, end of period (in thousands)              $   8,468   $   3,614   $   5,665    $   1,755
Data:                                                                     =========   =========   =========    =========
                    Portfolio turnover                                      512.75%     405.00%     512.75%      405.00%
                                                                          =========   =========   =========    =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterpart does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Forward currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



NOTES TO FINANCIAL STATEMENTS (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses. A portion of the ordinary income distributions paid by the Fund during the fiscal years ended December 31, 1994 and December 31, 1995 are characterized as a return of capital.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $14,061,891 have been reclassified from accumulated net realized capital losses to paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest rates, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD         MLPF&S

Class A                                $1,671        $14,373
Class D                                $5,004        $49,941


For the year ended December 31, 1995, MLPF&S received contingent deferred sales charges of $1,787,977 and $5,943 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLPF&S, PSI, MLFD, MLAM, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $ 3,089,851,077 and $3,236,654,089, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:


                                   Realized      Unrealized
                                Gains (Losses)  Gains (Losses)
Investments:
  Long-term                      $ 33,906,140   $  7,248,356
  Short-term                           (2,688)        22,926
  Financial futures                (2,796,270)      (266,208)
  Options written                    (756,250)            --
                                 ------------   ------------
Total investments                  30,350,932      7,005,074
                                 ------------   ------------
Currency transactions:
  Options purchased                (2,212,169)            --
  Options written                     706,296             --
  Foreign currency
  transactions                     15,242,756        (59,614)
Forward foreign exchange
  contracts                       (25,378,197)    (2,464,002)
                                 ------------   ------------
Total currency transactions       (11,641,314)    (2,523,616)
                                 ------------   ------------
Total                            $ 18,709,618   $  4,481,458
                                 ============   ============


Transactions in call options written for the year ended December 31, 1995 were as follows:


                                    Number of      Premiums
Call Options Written                Contracts      Received
Outstanding call options
written, beginning of year                  7   $    697,119
Options written                            27      4,294,103
Options expired                           (17)    (1,906,305)
Options closed                            (11)    (2,289,870)
Options exercised                          (6)      (795,047)
                                 ------------   ------------
Outstanding put options
written, end of year                       --   $         --
                                 ============   ============

NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in put options written for the year ended December 31, 1995 were as follows:


                                    Number of      Premiums
Put Options Written                 Contracts      Received

Outstanding put options
written, beginning of year                 --             --
Options written                            14   $  1,360,566
Options expired                           (14)    (1,360,566)
                                 ------------   ------------
Outstanding put options
written, end of year                       --   $         --
                                 ------------   ------------


As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $7,081,479 of which $10,715,730 related to appreciated securities and $3,634,251 related to depreciated securities. The aggregate cost of investments at December 31, 1995 for Federal income tax purposes was $620,528,714.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $200,436,449 and $103,334,766 for the years ended December 31, 1995 and December 31, 1994, respectively.

Transactions in shares of capital for each class were as follows:



Class A Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         6,380,202  $  59,357,067
Shares issued to shareholders
in reinvestment of dividends          478,488      4,434,234
                                  -----------  -------------
Total issued                        6,858,690     63,791,301
Shares redeemed                    (8,019,897)   (73,711,712)
                                  -----------  -------------
Net decrease                       (1,161,207) $  (9,920,411)
                                  ===========  =============

Class A Shares for the Year                         Dollar
Ended December 31, 1994               Shares        Amount

Shares sold                         4,384,679  $  40,711,428
Shares issued to shareholders
in reinvestment of dividends
and distributions                     396,034      4,528,178
                                  -----------  -------------
Total issued                        4,780,713     45,239,606
Shares redeemed                    (5,434,215)   (50,793,461)
                                  -----------  -------------
Net decrease                         (653,502) $  (5,553,855)
                                  ===========  =============



Class B Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         8,688,182  $  80,200,982
Shares issued to shareholders
in reinvestment of dividends        2,401,329     22,257,416
                                  -----------  -------------
Total issued                       11,089,511    102,458,398
Automatic conversion of
shares                                (99,679)      (930,011)
Shares redeemed                   (32,517,042)  (300,199,532)
                                  -----------  -------------
Net decrease                      (21,527,210) $(198,671,145)
                                  ===========  =============



Class B Shares for the
Year Ended                                          Dollar
December 31, 1994                     Shares        Amount

Shares sold                        17,716,789  $ 166,930,180
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,712,869     25,310,189
                                  -----------  -------------
Total issued                       20,429,658    192,240,369
Shares redeemed                   (31,626,761)  (295,457,890)
                                  -----------  -------------
Net decrease                      (11,197,103) $(103,217,521)
                                  ===========  =============

Class C Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         1,343,650  $  12,395,671
Shares issued to shareholders
in reinvestment of dividends           40,142        372,733
                                  -----------  -------------
Total issued                        1,383,792     12,768,404
Shares redeemed                      (899,232)    (8,300,388)
                                  -----------  -------------
Net increase                          484,560  $   4,468,016
                                  ===========  =============



Class C Shares for the
Period October 21, 1994++ to                        Dollar
December 31, 1994                     Shares        Amount

Shares sold                           417,769  $   3,791,175
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,634         14,657
                                  -----------  -------------
Total issued                          419,403      3,805,832
Shares redeemed                       (15,989)      (145,912)
                                  -----------  -------------
Net increase                          403,414  $   3,659,920
                                  ===========  =============

[FN]
++Commencement of Operations.



Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         1,149,953   $ 10,597,667
Automatic conversion of
shares                                 99,678        930,011
Shares issued to shareholders
in reinvestment of dividends           21,410        199,176
                                  -----------  -------------
Total issued                        1,271,041     11,726,854
Shares redeemed                      (873,032)    (8,039,763)
                                  -----------  -------------
Net increase                          398,009  $   3,687,091
                                  ===========  =============

Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to Dec. 31, 1994      Shares        Amount

Shares sold                           200,576  $   1,819,651
Shares issued to shareholders
in reinvestment of dividends
and distributions                         699          6,275
                                  -----------  -------------
Total issued                          201,275      1,825,926
Shares redeemed                        (5,405)       (49,236)
                                  -----------  -------------
Net increase                          195,870  $   1,776,690
                                  ===========  =============

[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At December 31, 1995, the Fund had a net capital loss carryforward of approximately $35,682,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Global Bond Fund for Investment and Retirement:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 2, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

Of the monthly cash distributions paid by Merrill Lynch Global Bond Fund for Investment and Retirement during its taxable year ended December 31, 1995, 33.37% are characterized as return of capital distributions. The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis in your shares of the Fund.

Additionally, 57.67% of the monthly cash distributions paid during the Fund's taxable year ended December 31, 1995 represents income from foreign sources.

The Fund incurred foreign taxes which it has elected to pass through to its shareholders. Your share of the Fund's total foreign taxes paid or withheld is 0.9145% multiplied by the cash distributions paid from January through December.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Finally, during its taxable year ended December 31, 1995 the Fund invested in Federal obligations. The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:


                           Percentage of
Quarter Ended           Federal Obligations*

March 31, 1995                 15.76%
June 30, 1995                  15.70%
September 30, 1995             19.24%
December 31, 1995               0.05%


Of the monthly cash distributions paid by the Fund during its taxable year ended December 31, 1995, 8.96% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.
Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also, included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Lands Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Robert J. Parish, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863